Share-based payment	12 Months Ended
Dec. 31, 2018
Disclosure Of Share-based Payment [Abstract]
Disclosure of share-based payment arrangements [text block]
Note
30	Share-based payment

The Group has established different stock awards programs and other share-based payment plans to incentivize the Directors, senior management and employees, enabling them to benefit from the increased market capitalization of the Company.

During 2018, GeoPark announced the 2018 Equity Incentive Plan (the “Plan”) to motivate and reward those employees, directors, consultants and advisors of the Group to perform at the highest level and to further the best interests of the Company and its shareholders. This Plan is designed as a master plan, with a 10-year term, and embraces all equity incentive programs that the Company decides to implement throughout such term. The maximum number of Shares available for issuance under the Plan is 5,000,000 Shares.

During 2018, the Group approved a share-based compensation program for approximately 200,000 shares. Main characteristics of the Stock Awards Programs are:
•	Employees hired since July 2016 are eligible.
•	Exercise price is equal to the nominal value of shares.
•	Vesting date is 30 June 2019.
•
Each employee could receive up to three salaries (to be pro-rated between the hiring date and the vesting date divided by 3 years) by achieving the following conditions: continue to be an employee, the stock market price at the date of vesting should be higher than the share price at the date of grant and obtain the Group minimum production, adjusted EBITDA and reserves target for the year of vesting.

During 2016, the Group approved a share-based compensation program for 1,619,105 shares. Main characteristics of the Stock Awards Programs are:
•	All employees are eligible.
•	Exercise price is equal to the nominal value of shares.
•	Vesting date is 30 June 2019.
•
Each employee could receive up to three salaries by achieving the following conditions: continue to be an employee, the stock market price at the date of vesting should be above US$ 3 and obtain the Group minimum production, adjusted EBITDA and reserves target for the year of vesting.

Also during 2016, the Group approved a plan named Value Creation Plan (“VCP”) oriented to Top Management. VCP was subject to certain market conditions, among others, reaching a stock market price for the Company shares of US$ 4.05 at vesting date. VCP has been classified as an equity-settled plan. On 2 January 2019, 50% of the shares, representing 1,488,391 shares, were issued since the plan vested. The remaining 50% will be issued in January 2020, as set up in the plan.

Details of these costs and the characteristics of the different stock awards programs and other share-based payments are described in the following table and explanations:

	Awards at the	Awards granted	Awards	Awards	Awards at	Charged to net loss / profit
Year of issuance	beginning	in the year	forfeited	exercised	year end	2018	2017	2016
2018	-	200,000	-	-	200,000	1,662	-	-
2016	1,587,996	-	(5,570)	-	1,582,426	866	865	445
2014	-	-	-	-	-	-	838	821
2012	-	-	-	-	-	-	-	855
Subtotal	1,587,996	200,000	(5,570)	-	1,782,426	2,528	1,703	2,121
Shares granted to Non-Executive Directors	-	33,145	-	(33,145)	-	450	454	400
VCP 2016	-	2,976,781	-	-	2,976,781	1,868	1,868	934
Executive Directors Bonus	-	104,439	-	-	104,439	600	-	(325)
Key Management Bonus	-	-	-	-	-	-	-	202
Stock awards for service contracts	-	-	-	-	-	-	50	35
	1,587,996	3,314,365	(5,570)	(33,145)	4,863,646	5,446	4,075	3,367

The awards that are forfeited correspond to employees that had left the Group before vesting date.